NOTE 1 - Organization and Summary of Significant Accounting Policies: Revenue Recognition (Policies)	12 Months Ended
Sep. 30, 2020
Policies
Revenue Recognition

Revenue Recognition – When the Company sells a reel protector, it recognizes revenue in accordance with Accounting Standards Update 2014-09 (ASC 606, Revenue from Contracts with Customers). Under ASC 606, the Company recognizes revenue upon the transfer of promised goods to customers in amounts that reflect the consideration to which the Company expects to be entitled. The Company considers revenue earned when all the following criteria are met: (i) the contract with the customer has been identified, (ii) the performance obligations have been identified, (iii) the transaction price has been determined, (iv) the transaction price has been allocated to the performance obligations, and (v) the performance obligations have been satisfied.

The Company earned $548 and $413 in revenue during the years ended September 30, 2020 and 2019, respectively.